Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share

14. Earnings Per Share

A computation of the weighted average shares outstanding for 2012, 2011 and 2010 is as follows:

(in millions)	2012	2011	2010
Weighted average shares outstanding:
Basic	117.4	132.1	133.5
Dilutive share-based awards	0.8	0.8	1.2

Diluted	118.2	132.9	134.7

Because it is the Company’s intention to redeem the principal amount of the Convertible Notes in cash, the treasury stock method is used for determining potential dilution in the diluted earnings per share computation. For the three months ended December 31, 2012, the Convertible Notes have been excluded from the computation of diluted earnings per share as the effect would be antidilutive as the conversion price of the Convertible Notes exceeded the average market price of the Company’s common stock for the three months ended December 31, 2012. Stock options and warrants to purchase approximately 3.6 million shares of the Company’s common stock at December 31, 2011 and 2010 had exercise prices that exceeded the average market price of the Company’s common stock for the three months ended December 31, 2011 and 2010, respectively. As such, these share-based awards did not affect the computation of diluted earnings per share. As of December 31, 2012, there were 4.1 million restricted share awards with performance-based vesting targets that were not met and as such, have been excluded from the computation diluted earnings per share.